Revenue	12 Months Ended
Dec. 31, 2013
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Revenue

3. Revenue

General

Pieris AG has not generated revenue from product sales. Pieris AG has generated revenue pursuant to (i) license and collaboration agreements, which include upfront payments for licenses or options to obtain licenses, payments for research and development services and milestone payments, and (ii) government grants, which are shown in the table below for periods specified:

	Years ended December 31,
	2013	2012
License fees	$5,159,425	$5,773,728
Research and development services	3,591,855	3,794,022
Milestone payments	1,128,630	257,200
Government grants	2,547,382	1,558,372

Total Revenue	$12,427,292	$11,383,322

Revenue from two collaboration partners and from one government grant exceeded 10% of total revenue, amounting to $5,573,441, $4,168,278 and $2,430,358, respectively, in the year ended December 31, 2013 and $7,306,622, $2,507,287 and $1,179,242, respectively, in the year ended December 31, 2012.

Collaborations and Other Agreements

Allergan Inc.

In August 2009, pursuant to an agreement with Allergan Inc. (“Allergan”), Pieris AG granted Allergan a worldwide exclusive license to develop and commercialize certain drug candidates for the treatment and prevention of ocular diseases. Allergan is responsible for the research, development, manufacturing and commercialization of any products resulting from the license. Pieris AG received a non-refundable upfront payment of $10 million upon execution of the contract in 2009 and is entitled to receive up to an aggregate of $13 million in milestone payments upon the achievement of certain commercial milestones or patents granted to Pieris AG by the United States Patent and Trademark Office that cover a product licensed to Allergan.

At the inception of the agreement, Pieris AG recognized revenue from the upfront license payment because, based on the stage of development of the licensed product delivered and the development capabilities of Allergan, Pieris AG determined that the license had standalone value. Through December 31, 2013, none of the milestones had been achieved and, as such, Pieris AG has not recognized milestone-related revenues.

Daiichi Sankyo Co., Ltd.

In May 2011, Pieris AG entered into an agreement with Daiichi Sankyo Co., Ltd. (“Daiichi Sankyo”), under which Pieris AG will use its proprietary Anticalin® scaffold technology to identify drug candidates against certain targets selected by Daiichi Sankyo, with further development and commercialization performed by Daiichi Sankyo. For any targets selected by Daiichi Sankyo, Pieris AG granted an exclusive, worldwide license for the research, development and commercialization of drug candidates identified by Pieris AG. As of the date of this report, Pieris AG has handed over further development responsibility for the two collaboration projects to Daiichi Sankyo, which handovers occurred in March 2013 and June 2014.

Upon execution of the agreement, Daiichi Sankyo paid Pieris AG a non-refundable upfront payment in the amount of $10.1 million in consideration for the licenses, and for each licensed product Pieris AG is entitled to receive potential milestone payments of $112.1 million, plus royalties on the commercial sales of any commercial products. The total milestones are categorized as follows: research milestones—$3.2 million; development milestones—$46.1 million; commercial milestones—$61.9 million; additional diagnostic milestones—$0.9 million. At the inception of the agreement, these milestones were determined to be substantive as there was substantial uncertainty the milestones would be achieved, they would require substantial performance from the entity, and the consideration was reasonable relative to other deliverables. The agreement includes provisions for Pieris AG to provide research services funded by Daiichi Sankyo at agreed upon full-time employee rates during the initial identification and research period.

In accordance with the guidance in ASC 605-25, Pieris AG identified the licenses and research funding as deliverables at the inception of the arrangement. Pieris AG has determined that the licenses and research services provided by Pieris AG represent one unit of accounting because, based on the stage of development of the licensed product the research services provided by Pieris AG to identify drug candidates using Pieris AG’s proprietary Anticalin technology against Daiichi Sankyo’s selected targets were necessary before the licenses would have any standalone value. Therefore, the total arrangement consideration was recognized over the estimated period of substantial involvement, which was determined to be the period during Pieris AG was required to provide research services to discover drug candidates against targets identified. Pieris AG estimated that this period would be approximately two years. Pieris AG reassesses the estimated term at the end of each reporting period.

Pieris AG recognized milestone payments of $1.1 million as revenues for the year ended December 31, 2013 and a milestone payment of $0.3 million as revenue for the year ended December 31, 2012. The milestone payments in 2013 resulted from the achievement of a success milestone, the initiation of Phase B. The milestone could not be achieved solely upon the passage of time. For revenue recognition purposes, management determined this milestone to be substantive in accordance with applicable accounting guidance related to milestone revenue. Substantive uncertainty existed at the inception of the arrangement as to whether the milestone would be achieved because of the numerous variables, such as the high rate of failure inherent in research and development activities and the uncertainty involved with obtaining regulatory approval. Therefore, the milestone payments were recognized in their entirety as revenues during the year ended December 31, 2013.

For the year ended December 31, 2013, Pieris AG recognized $5.6 million in revenues related to the Daiichi Sankyo collaboration, of which $1.1 million related to the achievement of milestones. For the year ended December 31, 2012, Pieris AG recognized $7.3 million in revenues, of which $0.3 million related to the achievement of milestones.

Sanofi-Aventis and Sanofi-Pasteur

In September 2010, Pieris AG entered into an agreement with Sanofi-Aventis and Sanofi Pasteur (“Sanofi”), under which Pieris AG agreed to apply its proprietary Anticalin technology to identify drug candidates against certain targets selected by Sanofi, with further development and commercialization performed by Sanofi. The agreement included the initial identification of two targets by Sanofi, with options to select up to four additional targets. For any targets selected by Sanofi, Pieris AG granted an exclusive, worldwide license for the research, development and commercialization of drug candidates identified by Pieris AG. In addition to the two initial targets selected by Sanofi, Sanofi exercised one of the four options and received a license. The remaining three options expired unexercised.

Upon execution of the agreement, Sanofi paid Pieris AG an upfront payment of $4.9 million in consideration for licenses on the first two targets and options to select an additional four licenses on other targets (with each option requiring an additional upfront payment upon exercise). Additionally, for each licensed product, Pieris AG is entitled to receive milestone payments up to $63.6 million, plus royalties on the sales of any commercial products. The total milestones are categorized as follows: research milestones—$2.3 million; development milestones—$36.5 million; commercial milestones—$24.8 million. At the inception of the agreement, these milestones were determined to be substantive because (i) there was substantial uncertainty the milestones would be achieved, (ii) they would require substantial performance from the entity, and (iii) the consideration was reasonable relative to other deliverables. No milestones had been achieved through December 31, 2013. The agreement includes provisions for Pieris AG to provide research services funded by Sanofi at agreed upon full-time employee equivalent rates during the initial identification and research period.

In accordance with the guidance in ASC 605-25, Pieris AG identified the licenses, options to obtain additional licenses and research funding as deliverables at the inception of the arrangement. The options were considered to be substantive at the inception of the agreement. Factors considered in determining the options were substantive were whether (i) Sanofi could obtain the overall objective of the agreement without exercising any options, (ii) Sanofi was able to obtain value from the initial licenses obtained without exercising any options, (iii) the cost to exercise the options was significant to the total upfront payment of $4.9 million for two licenses and four options, and (iv) exercising the option created additional financial commitments for Sanofi or imposed economic penalties on Sanofi.

Pieris AG has determined that, for each program selected by Sanofi, the license and research services provided by Pieris AG represent one unit of accounting because, based on the stage of development of the licensed product, the research services provided by Pieris AG to identify drug candidates using Pieris AG’s proprietary Anticalin technology against Sanofi’s selected targets were necessary before the licenses would have any standalone value.

The estimated selling prices for the licenses in the agreement are Pieris AG’s best estimate of selling price and were determined based on market conditions and entity-specific factors such as considerations of preclinical and clinical testing results and Pieris AG’s pricing practices and pricing objectives. The estimated selling price of research services are Pieris AG’s best estimate of selling price and are determined based on market conditions and entity-specific factors such as internal cost considerations and Pieris AG’s pricing practices and pricing objectives.

At inception, the total arrangement consideration of $8.1 million (which comprises the $4.9 million upfront payment and the expected fees for the research services to be provided under the remainder of the arrangement) was allocated to the deliverables based on the relative selling price method as follows: $3.5 million to the licenses, $1.4 million to the four options to acquire additional licenses and $3.2 million to the estimated research services to be provided. As the license and research services were determined to be one unit of accounting, the consideration allocated to each license is recognized over the period of substantial involvement, which was determined to be the period during Pieris AG was required to provide research services to discover drug candidates against targets identified, approximately two years. Pieris AG reassesses the estimated term at the end of each reporting period. At the end of 2012, Pieris AG determined that the required research term for one of the initial terms would extend to a period of 40 months, and management updated the estimated required service period to amortize the remaining deferred upfront payment over the new term. Two of the four options expired un-exercised in 2011, and as a result Pieris AG recognized $0.7 million of revenue upon expiration. The option term for the remaining two options was extended to February 2013, and Sanofi exercised one option to obtain an additional license. For the exercised option, the allocated consideration of $0.35 million for the option and the $1.4 million payment of the exercise price were deferred and amortized over the expected required service period of approximately two years. The program covered by the exercised option was terminated in December 2013, and accordingly, Pieris AG recognized the remaining deferred revenue upon termination. The remaining option expired in February 2013 and the allocated consideration of $0.35 million was recognized into revenue at the time of expiration.

For the years ended December 31, 2013 and 2012, the Company recognized $4.2 million and $2.5 million, respectively, related to the Sanofi collaboration, none of which related to the achievement of milestones.

Stelis BioPharma

Pieris AG entered into an agreement with Stelis BioPharma Private Limited (“Stelis”) on November 21, 2013, pursuant to which, Pieris AG collaborates with Stelis in the development of certain Anticalin® drug candidates, primarily for use in the treatment, palliation or prevention of ophthalmology-related diseases. Both parties may establish a joint venture for further development and commercialization of one or more such products in the future. Pieris AG granted Stelis a royalty-free, co-exclusive license within a specified field. Stelis is responsible for further developing the chosen candidates and taking them through certain development stages and bears all related expenses.

The license granted refers to products (Anticalin® proteins) which have already been researched and developed by Pieris AG independently before the arrangement with Stelis.

No payments have been received under this agreement, and thus, no revenues have been recognized.

Cadila Healthcare Limited

On October 7, 2013, Pieris AG entered into an agreement with Cadila Healthcare Limited (“Zydus”), under which Pieris AG granted to Zydus an exclusive, royalty-bearing license to use, sell, and import/export certain Anticalin® drug products, including the right to grant sublicenses in a specified territory. Zydus also received a co-exclusive royalty-free license to research, develop and produce a product in the specified territory as well as to conduct research and manufacture a product in specified field, as long as such activities are solely the development or commercialization in Zydus’ territory as defined in the agreement. Pieris AG received under the agreement a non-exclusive, royalty-free, world-wide license to exploit know-how and intellectual property that was made available to Zydus before October 7, 2013. Both parties agreed upon several milestone payments as well as a sharing of out-licensing revenue.

No payments have been received under this agreement, and thus, no revenues have been recognized.

Other Arrangement

Pieris AG entered into a materials transfer agreement, which is effective as of January 14, 2013. Under this arrangement the partner tests certain Pieris Anticalin® proteins with certain proprietary materiel, conducts certain purification and characterization studies on the resulting combined products and subsequent preclinical studies. Pieris AG produces and supplies Anticalin® proteins and receives research reports from the partner. Each party is otherwise responsible for its own costs and expenses. Pieris AG recognized research and development services revenue of $138,091 in the year ended December 31, 2013 under this arrangement.

Government Grants

BioChancePLUS

BioChancePLUS is a program of the German Federal Ministry of Education and Research to support research and development projects in the field of modern biotechnology in which high risk is involved. The grant is provided to small and medium sized enterprises (SMEs) according to the definition of the European Commission. The program applies to cooperative projects between SMEs or SMEs and educational facilities, such as universities.

Pieris AG was awarded a BioChancePLUS grant in January 2008, which grant provided funding until September 30, 2012. Pieris AG received quarterly payments covering expenses it had occurred. Pieris AG received $92,956 during the year ended 2012 and recorded such amounts as revenue.

BioCluster m4

In 2011 Pieris AG applied for a government grant from the German Federal Ministry for Education and Research for the project “Spitzencluster m4, Cooperation personalized medicine: ‘Preclinical development of PRS-110 an Anticalin targeted against c-Met as a monovalent antagonist in the field of oncology (PM18).’” The funding rate amounts 40% of the actual costs incurred, with an aggregate cap of $1,375,017 for the approval period from February 1, 2012 to September 30, 2014. The amounts received are non-refundable, and the grant funds may only be claimed for costs incurred within the approval period.

The payments are received quarterly in arrears based on expenses already incurred. Pieris AG received $117,023 and $286,175 for the years ended December 31, 2013 and 2012, respectively, which was recorded as grant revenue.

Seventh Research Framework Program (FP7)—Collaborative Project “EUROCALIN—European consortium for antiCALINs as next generation high-affinity protein therapeutics” (EUROCALIN)

EUROCALIN is a program that started in August 2011 with the objective of developing and producing new high-affinity protein scaffolds for therapeutic use. The focus is on the development of non-immunoglobulin protein scaffolds as alternatives to antibodies and oligo-nucleotides. The grant involves a consortium of ten companies and universities in Europe and was initiated for a collaboration focused on attaining and completing initial clinical development of a novel Anticalin therapeutic. The consortium is seeking to develop, manufacture and clinically test an Anticalin specific for hepcidin. The program is a small-molecule enhancers (SME) targeted project, which is funded by the European Union (“EU”) in the amount of $8,259,600 and also includes a respective funding rate of approximately 64% of the eligible costs occurred in connection with the research project. All payments received from the EU in that connection are non-refundable. Under this grant agreement, Pieris AG is the coordinator. The EU has scheduled three tranches of payments. The first tranche (pre-financing) was received as of December 7, 2011 and the second tranche as of August 4, 2013, but the third tranche was not received as scheduled as of December 31, 2013. Pieris AG as a coordinator receives all payments from the grant. The other members of the consortium are entitled to payment based on submission of invoices of eligible costs. Pieris AG pays the other members of the consortium based on the eligible costs.

Pieris AG received the following amounts:

	Years ended December 31,
	2013	2012
Amounts received	$2,915,559	$—
Revenue from grant	$2,430,358	$1,179,242

The following balance sheet items relate to the FP7 agreement:

	December 31,
	2013	2012
Other current assets (receivables from FP7 grant)	$261,568	$844,719
Cash (restricted cash)	$72,497	$183,311
Deferred revenue	$69,444	$177,396